EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of P.A.M. Transportation Services, Inc. (the "Issuer").

I, Robert W. Weaver, President and Chief Executive Officer of the Issuer, certify that:

(i)     The  Form  10-Q fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

(ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:   November 11, 2002         By: /s/ Robert  W.  Weaver
                                   -----------------------------------------
                                   Robert W. Weaver
                                   President and Chief Executive Officer
                                   (principal executive officer)